SALOMON BROTHERS SERIES FUNDS INC

Salomon Brothers All Cap Value Fund

Salomon Brothers Large Cap Growth Fund

Supplement dated February 3, 2006

To Prospectus dated April 29, 2005

The Board of Directors of Salomon Brothers Series Funds Inc (the “Company”) has deemed that in its judgment it is advisable and in the best interests of the Salomon Brothers All Cap Value Fund (the “All Cap Value Fund”) and the Salomon Brothers Large Cap Growth Fund (“the Large Cap Growth Fund”, together with All Cap Value Fund, the “Funds”) and their stockholders to terminate and wind up the Funds as soon as reasonably practical. Accordingly, the Board has voted to close the Funds to all purchases and exchanges except dividend reinvestment and Class B to Class A conversions effective as of the close of business February 3, 2006. In addition, in preparation for the termination of the Funds, the Board has voted to liquidate the assets of the Funds. The conversion of the Funds’ assets into liquid assets will affect the Funds’ ability to pursue their respective investment objective.

The Prospectus is amended to remove information relating to the sale of the Funds’ shares. Of course, stockholders may still redeem their shares or exchange their shares for any other Salomon Brothers open-end fund (limited to shares of the same class owned of the respective Fund) at any time prior to the termination of the Fund.

Stockholders are eligible to exchange their shares for any Salomon Brothers open-end mutual fund made available by your financial advisor (limited to the class of shares you own of the respective Fund), without the imposition of a sales charge, with the proceeds from any redemption of a Fund’s shares. This option will be available at any time prior to the termination of the Fund. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived as of the close of business February 3, 2006.

Stockholders with brokerage accounts choosing not to exchange their shares for the shares of another Salomon Brothers open-end fund prior to the termination of the Funds will be credited their redemption proceeds within seven days after the Fund terminates and winds up its business. Stockholders with “direct to the Fund” accounts choosing not to exchange their shares for the shares of a Salomon Brothers Fund prior to the termination of the Funds will have a check representing their redemption proceeds mailed to them within seven days after their respective Fund terminates and winds up its business.

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